UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2021

RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-32113	33-0832424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17101 Armstrong Avenue Irvine, California, 92614
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 430-6400

(Former Name or Former Address, if Changed Since Last Report)
__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2021, the Board of Directors (the “Board”) of Resources Connection, Inc. (the “Company”) approved the increase in the number of members of the Board from ten to eleven members and appointed David P. White to the Board to fill the resulting vacancy.  Mr. White has been appointed as a Class II director, to serve until the Company’s 2023 annual meeting of stockholders and until his successor is duly elected and qualified.  Mr. White will also serve as a member of the Board’s Corporate Governance and Nominating Committee.  The Board of Directors has determined that Mr. White is an independent director under applicable listing standard of The Nasdaq Stock Market LLC for service on the Board and the Corporate Governance and Nominating Committee of the Board.

As a non-employee director, Mr. White will receive compensation in the same manner as the Company’s other non-employee directors, in accordance with the Company’s Directors’ Compensation Policy, which is attached as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended May 29, 2021, filed with the Securities and Exchange Commission on July 23, 2021.

Mr. White will also enter into an indemnification agreement with the Company in the form previously approved by the Board and filed with the Securities and Exchange Commission as Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the year ended May 31, 2008, filed with the Securities and Exchange Commission on July 30, 2008.

There is no arrangement or understanding between Mr. White and any other persons pursuant to which he was appointed as a director, and Mr. White has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

The full text of the Company’s press release, issued on August 2, 2021, announcing Mr. White’s appointment to the Board is included as Exhibit 99.1 to this report.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On July 29, 2021, the Board approved a dividend of $0.14 per share on the Company’s common stock.  The dividend is payable September 23, 2021, to shareholders of record at the close of business on August 26, 2021.  The Company’s board of directors will assess and approve future dividends quarterly.  The full text of the Company’s press release, issued on August 2, 2021, announcing the quarterly dividend payment is included as Exhibit 99.2 to this report.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description

99.1	Press Release entitled “RGP Announces the Appointment of David P. White to the Board of Directors,” issued August 2, 2021.

99.2	Press Release entitled “RGP Announces Quarterly Dividend and Dividend Payment Date,” issued August 2, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2021	RESOURCES CONNECTION, INC.

	By:	/s/ Kate W. Duchene
Kate W. Duchene
President and Chief Executive Officer